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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: January 6, 1997
                      (Date of the Earliest Event Reported)

                               HEALTHSOURCE, INC.
             (Exact name of Registrant as specified in its charter)


  New Hampshire                1-11538                 02-0387748
  (State or other              (Commission File        (I.R.S. Employer
  jurisdiction of               Number)                Identification Number)
  incorporation)


           Two College Park Drive
           Hooksett, New Hampshire                    03106
  (Address of principal executive offices)          (Zip Code)


                                  603/268-7000
              (Registrant's Telephone Number, including area code)


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Items 1-4.   Not applicable.

Item 5. On January 6, 1997, the Company announced that it had closed (effective on December 31, 1996) the previously announced purchase from Chubb Life Insurance Company of America of the remaining 85% interest in ChubbHealth, Inc. - a 50,000 member HMO serving the metropolitan New York market. The purchase price for the acquisition was $25.3 million. Effective forthwith ChubbHealth's name will be changed to Healthsource New York/New Jersey, Inc.

Items 6-8.   Not applicable.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTHSOURCE, INC.

Dated: January 10, 1997                     By: /s/ Joseph M. Zubretsky
                                               ----------------------------
                                                 Joseph M. Zubretsky
                                                 Chief Financial Officer